UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 1, 2017
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 1, 2017, QUALCOMM Incorporated (the Company) issued a press release regarding the Company’s financial results for its fourth quarter and fiscal year ended September 24, 2017. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The press release includes non-GAAP financial measures as defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP), information reconciling the non-GAAP financial measures to the GAAP financial measures and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial measures presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	November 1, 2017	Press Release by QUALCOMM Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	November 1, 2017	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	November 1, 2017	Press Release by QUALCOMM Incorporated